Exhibit 10.56



NEW CENTURY ENERGY CORP.
--------------------------------------------------------------------------------
5851 San Felipe, Suite 775,        Office: 713-266-4344        Fax: 713-266-4358
Houston, Texas 77057

                               Joint Instructions

June 28, 2005

Scott Giordano, Esq.
Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154

RE:    NEW CENTURY ENERGY CORP.  5851 SAN FELIPE SUITE, 775   HOUSTON, TX. 77057

       ESCROW RELEASE    GROSS ESCROW DEPOSIT: $ 15,000,000.00

Dear Mr. Giordano:

     These instructions are given to you pursuant to a Funds Escrow Agreement among the Company, Laurus Master Fund, Ltd., and Loeb & Loeb LLP as Escrow Agent. Subject to the terms set forth below, you are instructed to disburse $ 15,000,000.00 of the investor's funds received by you to and on the Company's behalf as follows:

     1. $ 2,282,227.68 to the Company pursuant to the following wire instructions:

                 Bank Name:      XXXXXXXXXXXXXXXXXX
                                 XXXXXXXXXX

                 ABA Number:     XXXXXXXX

                 Account Number: XXXXXXXX
                 Account Name: New Century Energy Corp.


     2. $ 525,000.00 to Laurus Capital Management, L.L.C. (for management fees), pursuant to the following wire instructions:

                 Bank:           XXXXXXX
                                 XXXXXXXXXXX

                 ABA Number:     XXXXXXXXX
                 For Credit to: Laurus Capital Management, LL.C.

                 Account Number: XXXXXXXXXX

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     3. $ 35,000.00 to Laurus Capital Management, L.L.C. (for payment in full of all due diligence and documentation fees owing by the Company net of deposit received) pursuant to the following wire instructions:

                 Bank:           XXXXXXXXX
                                 XXXXXXXXXXXXX

                 ABA Number:     XXXXXXXXXXXX
                 For Credit to:  Laurus Capital Management, LL.C.

                 Account Number: XXXXXXXXXX

     4. $2,000.00 to Loeb & Loeb LLP (for escrow agent fee) pursuant to the following wire instructions:

                 Bank:           XXXXXXXXX.

                 ABA No:         XXXXXXX

                 Acct. No.:      XXXXXXXXX
                 Reference:      Laurus Escrow Arrangement

     5. $ 11,000,000.00 to Hanson Resources Company, pursuant to the following wire instructions:

                 Bank:           XXXXXXXXXX
                                 XXXXXXXXXXXXXXX

                 ABA No:         XXXXXXXX

                 Acct. No.:      XXXXXXXXXXX
                 Acct Name:      Hanson Resources Company
                                 XXXXXXXXXXXXX
                                 XXXXXXXXXXX

     6. $ 599,000.00 to Energy Capital Solutions (for payment in full for all obligations outstanding):

                 Bank:           XXXXXXXXXX
                                 XXXXXXXXXXXX
                                 Dallas, TX 75205

                 ABA No:         XXXXXXX

                 Acct. No.:      XXXXXXX
                 Acct Name:      Energy Capital Advisors, LLC
                                 XXXXXXXXXXXXX
                                 XXXXXXXXXX

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     7.  $  555,772.32 to Black Rock Energy Capital (for payment in full for all obligations outstanding):

                 Bank:           XXXXXXXXXXX
                                 XXXXXXXXXXXX
                                 XXXXXXXXXXX

                 ABA No:         XXXXXXXX

                 Acct. No.:      XXXXXXXX
                 Acct Name:      BLACK ROCK ENERGY CAPITAL
                                 XXXXXXXXXXXXXX
                                 XXXXXXXXXXXXX
                                 XXXXXXXXXX

Very truly yours

New Century Energy Corp.
By:  /s/ Edward R. DeStefano
    ------------------------------
     Edward R.  DeStefano
     Chief Executive Officer

                                             Accepted and Agreed:
                                             Laurus Master Fund, Ltd.
                                             By: Eugene Grin
                                             ------------------------

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